PC&J PRESERVATION FUND

Financial Statements and Financial Highlights for the
Year Ended December 31, 1997 and Independent
Auditors' Report

  PC&J PRESERVATION  FUND

  ANNUAL REVIEW
  -------------------------------------------------------------------------

  INTRODUCTION

  The PC&J Preservation Fund is a registered investment company under the Investment Company Act of 1940. The enclosed 1997 Annual Report is for your information and is provided to you in compliance with ongoing Securities and Exchange Commission regulations. This report requires no action on your part. Please give us a call if you have any questions.

  YEAR 2000 COMPLIANCE

  Year 2000 Compliance is an important issue facing the financial services industry. While the majority of our internal systems are in compliance, we are undertaking a review of all of our systems, and monitoring the progress of our suppliers to ensure the accuracy and safety of your investments. We do not anticipate any significant problems.

  MANAGEMENT REVIEW AND ANALYSIS

  A flat yield curve was the medicine for the schizophrenic bond market. The year began with the members of the Federal Reserve Board wringing their hands over the prospects for higher rates of inflation, so short-term rates rose in anticipation of a move to tighten. When the economic statistics failed to substantiate any pick-up in inflation, long-term rates fell. By year-end, the Asian meltdown gave the whole yield curve a reason to decline.

  AVERAGE ANNUAL TOTAL RETURNS

                                  1 Yr.     5 Yrs     10 Yrs
          Preservation Fund       7.4%      6.1%      7.5%

          Lehman Composite        9.5%      7.3%      9.0%

          Treasury Bills (3mnth)  5.3%      4.7%      5.5%

  Long-term yields began the year at 6.64% and ended at 5.92 %, while the spread between 1-year and 30-year treasuries went from 77 basis points to 33 basis points. So what did all this mean for bond returns? As you know, bond prices rise when interest rates decline, the extent depending on the magnitude of the decline and the maturity of the bond.

  Because rates ultimately declined across all maturities, bonds provided some capital appreciation in addition to the interest income, with longer
  maturities providing more appreciation.   The Lehman Composite, with its
  relatively longer average maturity, provided a 9.5% return of the year. The PC&J Preservation Fund, with a shorter average maturity (less than 5 years), provided a 7.4% return, out-performing the 5.3% return of Treasury bills, the cash alternative.

  In an effort to increase the yield on the portfolio, we added some high quality investments in the Taxable Municipal Sector of the bond market. Taxable municipal bonds offer higher rates of interest over Treasuries with the same or better credit risk profile as our corporate investments.

  Looking out over a 5 and 10-year timeframe, the Fund continues to meet its goal of providing a return superior to cash alternatives as measured by 3-month Treasury bills. We have also found that the strategy of maintaining a lower risk posture than the Lehman Composite, through a lower average maturity and larger weighting in the higher quality investments, has led to returns that are more consistent over time. We believe this is appropriate for our preservation of capital objective.

  GROWTH OF $10,000 INVESTMENT

           Preservation   Lehman G/C   Treasury B
           Growth         Growth       Growth
  1987     10,000         10,000       10,000
  1981     10,510         10,760       10,630
  1989     11,698         12,288       11,523
  1990     12,786         13,308       12,422
  1991     14,371         15,450       13,117
  1992     15,276         16,625       13,576
  1993     16,575         18,453       13,984
  1994     16,177         17,807       14,529
  1995     18,636         21,066       15,401
  1996     19,148         21,677       16,219
  1997     20,565         23,736       17,083

  TOTAL RETURNS AND THE GROWTH OF A $10,000 INVESTMENT ARE BASED ON PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE. THE VALUE
  OF YOUR SHARES WILL FLUCTUATE AND WILL BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST AT THE TIME OF REDEMPTION.
  -------------------------------------------------------------------------

PC&J PRESERVATION FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997

-------------------------------------------------------------------------------------
                                          PERCENT    YEARS
                                          OF NET      TO      PRINCIPAL  MARKET
  SECURITY (Note A)                       ASSETS    MATURITY    AMOUNT   VALUE
-------------------------------------------------------------------------------------
  U.S. GOVERNMENT OBLIGATIONS:

  Maturity of less than 1 year:            14.0%

       Federal Nat'l. Mortgage Assoc.
            Med Term Notes, 5.550%,                  0.75       750,000  $   749,531
            due 10/98
       Federal Home Loan Bank Bonds,
            6.000%, due 12/98                        1.00     1,500,000    1,502,813
                                                                         ------------
                                                                           2,252,344
                                                                         ------------

  Maturity of 1-5 years:                   19.3

       Federal Nat'l Mortgage Assoc.
            Notes, 9.550%, due 03/99                 1.25     1,000,000    1,042,500
       U.S. Treasury Notes,
            6.375%, due 08/02                        4.50     2,000,000    2,051,250
                                                                         ------------
                                                                           3,093,750
                                                                         ------------

  Maturity of 5 - 10 years:                41.5

       U.S. Treasury Notes,
            5.875%, due 02/04                        6.00     1,500,000    1,513,594
       Federal Home Loan Bank Notes,
            6.380%, due 10/04                        6.75     1,000,000    1,020,000
       U.S. Treasury Notes,
            6.500%, due 05/05                        7.25     1,000,000    1,042,500
       Federal Home Loan Mortgage Corp.
            Notes, 7.510%, due 08/05                 7.50     1,000,000    1,003,750
       U.S. Treasury Notes,
            7.000%, due 07/06                        8.50     1,000,000    1,079,688
       Federal Nat'l Mortgage Assoc.
            Notes, 6.860%, due 10/07                 9.75     1,000,000    1,013,437
                                                                         ------------
                                                                           6,672,969
                                          -------                        ------------
  TOTAL U.S. GOVERNMENT OBLIGATIONS
       (Cost $11,653,359)                  74.8%                         $12,019,063
                                          -------                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.
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
PC&J PRESERVATION FUND

SCHEDULE OF INVESTMENTS (Continued)
DECEMBER 31, 1997

-------------------------------------------------------------------------------------
                                          PERCENT    YEARS
                                          OF NET      TO      PRINCIPAL  MARKET
  SECURITY (Note A)                       ASSETS    MATURITY    AMOUNT   VALUE
-------------------------------------------------------------------------------------
  U.S. CORPORATE OBLIGATIONS:

  Maturity of 1 - 5 years:                  6.3%

       US Leasing Int'l, Div. of Ford,
            Med Term Notes, 6.700%,
            due 09/99                                1.75       500,000  $   504,688
       American Express Credit Corp.
            Notes, 6.125%, due 11/01                 3.75       500,000      499,531
                                                                         ------------
                                                                           1,004,219
                                                                         ------------

  Maturity of 5 - 10 years:                 3.2

       Lehman Brothers Holdings Inc.
            Notes, 7.250%, due 10/03                 5.75       500,000      516,250
                                          -------                        ------------

  TOTAL U.S. CORPORATE OBLIGATIONS
       (Cost $1,521,248)                    9.5                            1,520,469
                                                                         ------------

  TAXABLE MUNICIPAL OBLIGATIONS:

  Maturity of 5 - 10 years:                 5.5

       Ohio Taxable Development
            Assistance Bonds, 6.820%,
            due 04/03                                5.25       500,000      516,135
       Cleveland Ohio Airport Taxable
            Bonds, 6.490%, due 01/06                 8.00       365,000      368,851
                                                                         ------------
                                                                             884,986
                                                                         ------------

  Maturity of 10-20 years:                  1.5

       Dayton Ohio Taxable Housing
            Improvement Bonds, 6.250%,
            due 11/08                               10.75       140,000      136,868
       Texas State Water Development
            Bonds, 8.800%, due 08/12                14.50        50,000       53,193
       New York City Taxable Bonds,
            9.000%, due 02/13                       15.00        50,000       55,603
                                                                         ------------
                                                                             245,664
                                                                         ------------


SEE NOTES TO FINANCIAL STATEMENTS.
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
PC&J PRESERVATION FUND


SCHEDULE OF INVESTMENTS (Continued)
DECEMBER 31, 1997

-------------------------------------------------------------------------------------
                                          PERCENT    YEARS
                                          OF NET      TO      PRINCIPAL  MARKET
  SECURITY (Note A)                       ASSETS    MATURITY    AMOUNT   VALUE
-------------------------------------------------------------------------------------
  TAXABLE MUNICIPAL OBLIGATIONS
  (Continued):

  Maturity of over 20 years:                2.6%

       California Housing Finance
            Agency Rev Bonds, 7.200%,
            due 08/19                               21.50       425,000  $   425,000
                                          -------                        ------------

  TOTAL TAXABLE MUNCIPAL OBLIGATIONS
       (Cost $1,534,322)                    9.6                            1,555,650
                                          -------                        ------------
  TOTAL U.S. GOVERNMENT, CORPORATE, AND
  TAXABLE MUNICIPAL OBLIGATIONS
       (Cost $14,708,929)                  93.9                           15,095,182

  SHORT-TERM OBLIGATIONS
       (Cost $718,519)                      4.5                              718,518
                                          -------                        ------------
  TOTAL INVESTMENTS
       (Cost $15,427,448)                  98.4%                         $15,813,700
                                          =======                        ============


SEE NOTES TO FINANCIAL STATEMENTS.
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                                Page 4

PC&J PRESERVATION FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
-----------------------------------------------------------------------------

  ASSETS:
  Investments in securities, at market value
       (Cost basis - $15,427,448) (Notes A & D)                 $15,813,700
  Receivables - Interest                                            271,152
                                                                ------------
  Total assets                                                   16,084,852

  LIABILITIES - Accrued expenses (Note B)                           (13,580)
                                                                ------------
  NET ASSETS                                                    $16,071,272
                                                                ============

  SHARES OUTSTANDING (Unlimited authorization - no par value):
       Beginning of year                                          1,472,457
       Net decrease (Note C)                                        (30,208)
                                                                ------------
       End of year                                                1,442,249
                                                                ============


  NET ASSET VALUE, offering price
       and redemption price per share                           $    11.14
                                                                ============


  NET ASSETS CONSIST OF:
       Paid in capital                                          $15,708,073
       Accumulated net realized loss                                (23,053)
       Net unrealized appreciation                                  386,252
                                                                ------------
         Net Assets                                             $16,071,272
                                                                ============


SEE NOTES TO FINANCIAL STATEMENTS.
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
PC&J PRESERVATION FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
-----------------------------------------------------------------------------

  INVESTMENT INCOME - Interest (Note A)                         $ 1,026,068
                                                                ------------
  EXPENSES (Note B):
       Investment advisory fee                                       77,457
       Management fee                                                77,456
                                                                ------------
   Total expenses                                                   154,913
                                                                ------------
  NET INVESTMENT INCOME                                             871,155
                                                                ------------

  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS(Note D):
       Net realized loss on investments                             (23,053)
       Change in unrealized appreciation of investments             252,039
                                                                ------------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                   228,986
                                                                ------------

  NET INCREASE IN NET ASSETS FROM OPERATIONS                   $  1,100,141
                                                                ============


SEE NOTES TO FINANCIAL STATEMENTS.
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
PC&J PRESERVATION FUND


STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                 For The Years Ended December 31,

                                                 1997                1996
                                                 --------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
       Net investment income                     $   871,155         $   861,330
       Net realized gain (loss) on investments       (23,053)             57,532
       Change in unrealized appreciation
            (depreciation) of investments            252,039            (495,171)
                                                 ------------        ------------
  Net increase in net assets from operations       1,100,141             423,691

  DIVIDENDS TO SHAREHOLDERS:
       Dividends from net investment income         (871,155)           (861,330)
       Dividends from net realized gain on
            investments                                    0             (57,532)
                                                 ------------        ------------
  Net decrease in net assets from dividends
       to shareholders                              (871,155)           (918,862)

  INCREASE (DECREASE) IN NET ASSETS RESULTING
       FROM CAPITAL SHARE TRANSACTIONS (Note C)     (308,764)            174,434
                                                 ------------        ------------
  Total decrease in net assets                       (79,778)           (320,737)

  NET ASSETS:
       Beginning of year                          16,151,050          16,471,787
                                                 ------------        ------------
       End of year                               $16,071,272         $16,151,050
                                                 ============        ============


SEE NOTES TO FINANCIAL STATEMENTS.
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
PC&J PRESERVATION FUND


NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------

 A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    PC&J Preservation Fund (the 'Fund') commenced operations on April 30, 1985, as a 'no-load, open-end, diversified' investment company. It is organized as an Ohio business trust and is registered under the Investment Company Act of 1940. The investment objective of the Fund is preservation of capital through investment in fixed-income obligations.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    (1) Security Valuations - Investments in securities for which quotations are readily available are valued on the basis of quotations from dealers or an independent pricing service with consideration of such factors as yield, coupon rate, maturity, type of issue and other market information. All other securities are valued using established procedures which involve approximating the yield-to-maturity of similar securities traded on a national exchange.

    (2) Federal Income Taxes - The Fund has elected to be treated as a regulated investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code and to distribute all of its net investment income and net realized gains on security transactions. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

    (3) Other - Security transactions are accounted for on the date the securities are purchased or sold, (trade date). Realized gains and losses on sales are determined using the first-in, first-out method. Dividends to shareholders from net investment income and net realized capital gains are declared and paid annually. Interest income is accrued daily.

 B. INVESTMENT ADVISORY AGREEMENT AND MANAGEMENT AGREEMENT

    The Fund has an investment advisory agreement with Parker, Carlson & Johnson, Inc. (the 'Advisor'), wherein the Fund pays the Advisor a monthly advisory fee, accrued daily, based on an annual rate of one-half of one percent of the daily net assets of the Fund. Investment advisory fees were $77,457 for the year ended December 31, 1997.

    The Fund has a management agreement with PC&J Service Corp., (the 'Service Corp.'), wholly owned by the shareholders of the Advisor. The Fund pays Service Corp. for the overall management of the Fund's business affairs, exclusive of the services provided by the Advisor, and functions as the Fund's transfer and dividend disbursing agent. Service Corp. pays all expenses of the Fund (with certain exclusions) and is entitled to a monthly fee, accrued daily, based on an annual rate of one-half of one percent of the daily net assets of the Fund. Management fees were $77,456 for the year ended December 31, 1997.

    The Fund's shareholders have adopted a Distribution Expense Plan ('Plan') pursuant to Rule 12b-1 of the Investment Company Act of 1940. This Plan authorizes payments under the investment advisory agreement and management agreement described above which might be deemed to be expenses primarily intended to result in the sale of Fund shares. No other payments are authorized under the Plan.

    Certain officers and trustees of the Fund are officers and directors, or both, of the Advisor and of Service Corp.
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                                Page 8

PC&J PRESERVATION FUND


NOTES TO FINANCIAL STATEMENTS - (Concluded)
-----------------------------------------------------------------------------

  C. CAPITAL SHARE TRANSACTIONS        For the Year Ended         For the Year Ended
                                       December 31, 1997          December 31, 1996
                                    ---------------------------------------------------
    Shares sold                      108,897    $ 1,228,914     120,451    $ 1,357,280
    Shares issued in reivestment
    of dividends                      78,178        871,155      83,771        918,862
                                    ---------   ------------   ---------   ------------
                                     187,075      2,100,068     204,222      2,276,142
    Shares redeemed                 (217,283)    (2,408,833)   (186,785)    (2,101,708)
                                    ---------   ------------   ---------   ------------

    Net increase (decrease)          (30,208)   $  (308,764)     17,437    $   174,434
                                    =========   ============   =========   ============


  D. INVESTMENT TRANSACTIONS

     Securities purchased and sold (excluding short-term obligations) for the year ended December 31, 1997, aggregated $4,568,473 and $5,589,477, respectively. Purchases and sales of U.S. Government Securities for the year ended December 31, 1997, aggregated $3,019,375 and $5,065,117, respectively.

     At December 31, 1997, gross unrealized appreciation on investments was $406,454 and gross unrealized depreciation on investments was $20,202 for a net unrealized appreciation of $386,252 for financial reporting and federal income tax purposes.

     At December 31, 1997, the Fund has available a capital loss carryover of $23,053 to offset future net capital gains, which expires December 31, 2005.
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                                Page 9

PC&J PRESERVATION FUND


FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

  Selected Data for Each Share of Capital         For The Years Ended December 31,
  Stock Outstanding Throughout the Year      1997      1996      1995      1994      1993
                                            -----------------------------------------------
  NET asset value-beginning of year         $10.97    $11.32    $10.34    $11.31    $11.24
                                            -------   -------   -------   -------   -------
  Income from investment operations:
    Net investment income                     0.64      0.62      0.59      0.70      0.67
    Net realized and unrealized
      gain (loss) on securities               0.17     (0.31)     0.98     (0.97)     0.28
                                            -------   -------   -------   -------   -------
  Total from investment operations            0.81      0.31      1.57     (0.27)     0.95
                                            -------   -------   -------   -------   -------
  Less dividends:
    From net investment income               (0.64)    (0.62)    (0.59)    (0.70)    (0.67)
    From net realized gain
      on investments                         (0.00)    (0.04)    (0.00)    (0.00)    (0.21)
                                            -------   -------   -------   -------   -------
  Total dividends                            (0.64)    (0.66)    (0.59)    (0.70)    (0.88)
                                            -------   -------   -------   -------   -------

  Net asset value-end of year               $11.14    $10.97    $11.32    $10.34    $11.31
                                            =======   =======   =======   =======   =======

  Total return                                7.38%     2.75%    15.18%    (2.39%)    8.45%

  Ratios to average net assets
    Expenses                                  1.00%     1.00%     1.00%     1.00%     1.00%
    Net investment income                     5.62%     5.38%     5.56%     5.83%     5.87%

  Portfolio turnover rate                    31.39%    28.66%    25.62%    30.03%    37.13%

  Net assets at end of year (000's)         $16,071   $16,151   $16,472   $14,261   $16,218

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                                Page 10

  INDEPENDENT AUDITORS' REPORT


  The Board of Trustees and Shareholders,
  PC&J Preservation Fund:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the PC&J Preservation Fund as of December 31, 1997, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the PC&J Preservation Fund at December 31, 1997, the results of its operations, the changes in its net assets and financial highlights for the respective stated years in conformity with generally accepted accounting principles.

  \S\ Deloitte & Touche LLP
  DELOITTE & TOUCHE LLP

  January 16, 1998
  Dayton, Ohio

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